Exhibit 4.8

2 February 2004

Private & Confidential

Addressee only

Mr D C Bonham

150 Brompton Road

London

SW3 1HX

Dear Derek

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director, of the Company in the capacity of Chairman.  This letter details the main terms attached to this office.

Duties

You will be required to attend Board meetings of the Company.  The Board meets five times each year and normally the meetings are held here in Bristol.  The next Annual General Meeting will be held on 3 February 2004.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meeting you may be invited to serve on one or both of the Remuneration and Audit Committees as well as the Nominations Committee.  The Remuneration Committee will meet twice a year and the Audit Committee three times a year.  You have been informed of the roles of these Committees.

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies.  In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the company from time to time.

Appointment

Following this confirmation of re-appointment, your position will be reviewed annually prior to the AGM or if earlier, upon the date that you reach the age of 65 years.  All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association.

Remuneration

The fee is at present £220,000 per annum, payable monthly in arrears, subject to UK statutory deductions.  I confirm that, in view of your continuing high level of investment in the Company, the requirement to reinvest any net of tax fee increases in shares of the Company has been waived.

1

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties.  Such expenses would include reasonable legal fees if circumstances should arise in which it was necessary for you to seek separate legal advice about the performance of your duties.  In such a situation, you are required to discuss the issue either with me or with one of your non-executive colleagues in advance.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

A G L Alexander
Vice Chairman
For and on behalf of Imperial Tobacco Group PLC
2 February 2004

2

Private & Confidential

Addressee only

Mr A G L Alexander

Crafnant

Gregories Farm Lane

Beaconsfield

Bucks  HP9 1HJ

Dear Tony

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director, of the Company in the capacity of Vice Chairman.  This letter details the main terms attached to this office.

Duties

You will be required to attend Board meetings of the Company.  The Board meets five times each year and normally the meetings are held here in Bristol.  The next Annual General Meeting will be held on 3 February 2004.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meeting you may be invited to serve on one or both of the Remuneration and Audit Committees as well as the Nominations Committee.  The Remuneration Committee will meet twice a year and the Audit Committee three times a year.  You have been informed of the roles of these Committees.

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies.  In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the company from time to time.

Appointment

Following this confirmation of re-appointment, your position will be reviewed annually prior to the AGM.  All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association.

Remuneration

The fee is at present £70,000 per annum, payable monthly in arrears, subject to UK statutory deductions.   I confirm that, in view of your continuing high level of investment in the Company, the requirement to reinvest any net of tax fee increases in shares of the Company has been waived.

3

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties in line with the letter to you from me dated 30 September 1996.  Such expenses would include reasonable legal fees if circumstances should arise in which it was necessary for you to seek separate legal advice about the performance of your duties.  In such a situation, you are required to discuss the issue either with me or with one of your non-executive colleagues in advance.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

D C Bonham
Chairman
For and on behalf of Imperial Tobacco Group PLC

4

2 February 2004

Private & Confidential

Addressee only

Mr I J G Napier

Loxley

5 Ladywood Road

Four Oaks

Sutton Coldfield

West Midlands

B74 2SN

Dear Iain

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director, of the Company.  This letter details the main terms attached to this office.

Duties

You will be required to attend Board meetings of the Company.  The Board meets five times each year and normally the meetings are held here in Bristol.  The next Annual General Meeting will be held on 3 February 2004.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meeting you may be invited to serve on one or both of the Remuneration and Audit Committees as well as the Nominations Committee.  The Remuneration Committee will meet twice a year and the Audit Committee three times a year.  You have been informed of the roles of these Committees.

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies.  In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the company from time to time.

Appointment

Following this confirmation of re-appointment, your position will be reviewed annually prior to the AGM or if earlier, upon the date that you reach the age of 65 years.  All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association.

Remuneration

The fee is at present £40,000 per annum, payable monthly in arrears, subject to UK statutory deductions of which £10,000 per annum, less UK statutory deductions, will be applied to the purchase of the Company’s shares, to be held by a nominee for the duration of your appointment.

5

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties.  Such expenses would include reasonable legal fees if circumstances should arise in which it was necessary for you to seek separate legal advice about the performance of your duties.  In such a situation, you are required to discuss the issue either with me or with one of your non-executive colleagues in advance.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

D C Bonham

Chairman

For and on behalf of Imperial Tobacco Group PLC

6

2 February 2004

Private & Confidential

Addressee only

Dr P H Jungels

Enborne Chase

Enborne

Nr Newbury

Berks  RG20 0HD

Dear Pierre

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director, of the Company.  This letter details the main terms attached to this office.

Duties

You will be required to attend Board meetings of the Company.  The Board meets five times each year and normally the meetings are held here in Bristol.  The next Annual General Meeting will be held on 3 February 2004.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meeting you may be invited to serve on one or both of the Remuneration and Audit Committees as well as the Nominations Committee.  The Remuneration Committee will meet twice a year and the Audit Committee three times a year.  You have been informed of the roles of these Committees.

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies.  In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the company from time to time.

Appointment

Following this confirmation of re-appointment, your position will be reviewed annually prior to the AGM or if earlier, upon the date that you reach the age of 65 years.  All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association.

Remuneration

The fee is at present £40,000 per annum, payable monthly in arrears, subject to UK statutory deductions of which £10,000 per annum, less UK statutory deductions, will be applied to the purchase of the Company’s shares, to be held by a nominee for the duration of your appointment.

7

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties.  Such expenses would include reasonable legal fees if circumstances should arise in which it was necessary for you to seek separate legal advice about the performance of your duties.  In such a situation, you are required to discuss the issue either with me or with one of your non-executive colleagues in advance.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

D C Bonham
Chairman
For and on behalf of Imperial Tobacco Group PLC

8

2 February 2004

Private & Confidential

Addressee only

Mr S Huismans

Flat 3

28 Norfolk Street

Sliema

SLM 04

MALTA

Dear Sipko

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director, of the Company.  This letter details the main terms attached to this office.

Duties

You will be required to attend Board meetings of the Company.  The Board meets five times each year and normally the meetings are held here in Bristol.  The next Annual General Meeting will be held on 3 February 2004.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meeting you may be invited to serve on one or both of the Remuneration and Audit Committees as well as the Nominations Committee.  The Remuneration Committee will meet twice a year and the Audit Committee three times a year.  You have been informed of the roles of these Committees.

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies.  In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the company from time to time.

Appointment

Following this confirmation of re-appointment, your position will be reviewed annually prior to the AGM or if earlier, upon the date that you reach the age of 65 years.  All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association.

Remuneration

The fee is at present £40,000 per annum, payable monthly in arrears, subject to UK statutory deductions of which £10,000 per annum, less UK statutory deductions, will be applied to the purchase of the Company’s shares, to be held by a nominee for the duration of your appointment.

9

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties.  Such expenses would include reasonable legal fees if circumstances should arise in which it was necessary for you to seek separate legal advice about the performance of your duties.  In such a situation, you are required to discuss the issue either with me or with one of your non-executive colleagues in advance.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

D C Bonham

Chairman

For and on behalf of Imperial Tobacco Group PLC

10

2 February 2004

Private & Confidential

Addressee only

Mr S P Duffy

Raybourne House

Mill Street

Islip

Oxon  OX5 2SZ

Dear Simon

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director, of the Company.  This letter details the main terms attached to this office.

Duties

You will be required to attend Board meetings of the Company.  The Board meets five times each year and normally the meetings are held here in Bristol.  The next Annual General Meeting will be held on 3 February 2004.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meeting you may be invited to serve on one or both of the Remuneration and Audit Committees as well as the Nominations Committee.  The Remuneration Committee will meet twice a year and the Audit Committee three times a year.  You have been informed of the roles of these Committees.

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies.  In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the company from time to time.

Appointment

Following this confirmation of re-appointment, your position will be reviewed annually prior to the AGM or if earlier, upon the date that you reach the age of 65 years.  All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association.

Remuneration

The fee is at present £40,000 per annum, payable monthly in arrears, subject to UK statutory deductions of which £10,000 per annum, less UK statutory deductions, will be applied to the purchase of the Company’s shares, to be held by a nominee for the duration of your appointment.

11

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties.  Such expenses would include reasonable legal fees if circumstances should arise in which it was necessary for you to seek separate legal advice about the performance of your duties.  In such a situation, you are required to discuss the issue either with me or with one of your non-executive colleagues in advance.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

D C Bonham
Chairman
For and on behalf of Imperial Tobacco Group PLC

12

2 February 2004

Private & Confidential

Addressee only

Mr D W Thursfield

Lion House

15 Lypiatt Terrace

Cheltenham

Gloucestershire  GL50 25X

Dear David

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director, of the Company.  This letter details the main terms attached to this office.

Duties

You will be required to attend Board meetings of the Company.  The Board meets five times each year and normally the meetings are held here in Bristol.  The next Annual General Meeting will be held on 3 February 2004.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meeting you may be invited to serve on one or both of the Remuneration and Audit Committees as well as the Nominations Committee.  The Remuneration Committee will meet twice a year and the Audit Committee three times a year.  You have been informed of the roles of these Committees.

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies.  In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the company from time to time.

Appointment

Following this confirmation of re-appointment, your position will be reviewed annually prior to the AGM or if earlier, upon the date that you reach the age of 65 years.  All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association.

Remuneration

The fee is at present £40,000 per annum, payable monthly in arrears, subject to UK statutory deductions of which £10,000 per annum, less UK statutory deductions, will be applied to the purchase of the Company’s shares, to be held by a nominee for the duration of your appointment.

13

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties.  Such expenses would include reasonable legal fees if circumstances should arise in which it was necessary for you to seek separate legal advice about the performance of your duties.  In such a situation, you are required to discuss the issue either with me or with one of your non-executive colleagues in advance.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

D C Bonham
Chairman
For and on behalf of Imperial Tobacco Group PLC

14

16 September 2003

Mr G Davis

Chief Executive

Imperial Tobacco Group PLC

P O Box 244

Upton Road

Bristol  BS99 7UJ

Dear Gareth

EXECUTIVE DIRECTORS’ SALARY REVIEW

On behalf of the Remuneration Committee, I have been asked to advise you that at its meeting on 2 September 2003, following a review of the Company’s current remuneration arrangements for Executive Directors, it was agreed that your salary be increased to £660,000 per annum, with effect from 1 October 2003.

Yours sincerely

R C Hannaford
Secretary of the Remuneration Committee

15

16 September 2003

Mr R Dyrbus

Finance Director

Imperial Tobacco Group PLC

P O Box 244

Upton Road

Bristol  BS99 7UJ

Dear Bob

EXECUTIVE DIRECTORS’ SALARY REVIEW

On behalf of the Remuneration Committee, I have been asked to advise you that at its meeting on 2 September 2003, following a review of the Company’s current remuneration arrangements for Executive Directors, it was agreed that your salary be increased to £420,000 per annum, with effect from 1 October 2003.

Yours sincerely

R C Hannaford
Secretary of the Remuneration Committee

16

16 September 2003

Dr F A Rogerson

Corporate Affairs Director

Imperial Tobacco Group PLC

P O Box 244

Upton Road

Bristol  BS99 7UJ

Dear Frank

EXECUTIVE DIRECTORS’ SALARY REVIEW

On behalf of the Remuneration Committee, I have been asked to advise you that at its meeting on 2 September 2003, following a review of the Company’s current remuneration arrangements for Executive Directors, it was agreed that your salary be increased to £300,000 per annum, with effect from 1 October 2003.

Yours sincerely

R C Hannaford
Secretary of the Remuneration Committee

17

16 September 2003

Mr D Cresswell

Manufacturing Director

Imperial Tobacco Group PLC

P O Box 244

Upton Road

Bristol  BS99 7UJ

Dear David

EXECUTIVE DIRECTORS’ SALARY REVIEW

On behalf of the Remuneration Committee, I have been asked to advise you that at its meeting on 2 September 2003, following a review of the Company’s current remuneration arrangements for Executive Directors, it was agreed that your salary be increased to £300,000 per annum, with effect from 1 October 2003.

Yours sincerely

R C Hannaford
Secretary of the Remuneration Committee

18

Dated 30 May 2003

(1) Imperial Tobacco Group PLC

- and -

(2) David Cresswell

_____________________________

EXECUTIVE SERVICE AGREEMENT

_____________________________

An Agreement made the 30 day of May 2003 between:-

(1)           Imperial Tobacco Group PLC (Company Number: 3236483) whose registered office is situated at PO Box 244, Upton Road, Bristol BS99 7UJ (“the Company”); and

(2)           David Cresswell of 8 The Chancery, Bramcote, Nottingham NG9 3AJ (“the Executive”).

Witnesses as follows:

1.             Definitions

In this Agreement unless the context otherwise requires:

1.1           “the Board” means the Board of Directors of the Company;

1.2           “Group Companies” means the Company and all subsidiary and associated companies from time to time of the Company which shall include, for the avoidance of doubt, Imperial Tobacco Germany Management GmbH;

1.3           “associated companies” means a company which falls to be treated as such for the purposes of Statement of Standard Accounting Practice No. 1 of the Institute of Chartered Accountants in England and Wales;

1.4           “subsidiary” has the meaning ascribed thereto in Section 736 of the Companies Act 1985 as amended;

1.5           “Reemtsma” means Reemtsma Holding GmbH & Co. KG, Reemtsma Cigarettenfabriken GmbH and their subsidiaries;

1.6           References to Clauses are to clauses so numbered in this Agreement.

2.             Term and Appointment

2.1           The Company shall engage the Executive and the Executive shall serve the Company as hereinafter provided (“the Appointment”). The Appointment shall commence on 1 June 2003, and shall continue subject as hereinafter provided in this Agreement unless and until terminated by either party as follows:-

(a)           At any time prior to the date on which the Executive reaches the age of 60 years (the “Normal Retirement Age”), either party may terminate the appointment by giving to the other not less than 12 months’ prior notice in writing.

(b)           With effect from the date on which the Executive reaches the Normal Retirement Age the Company and the Executive shall

19

review the Appointment on or about 1 June in each year (or on such other date as the Board shall direct). At that time the Company and the Executive may confirm the continuation of the Appointment for a further period or either party may terminate the Appointment with immediate effect (and without payment of remuneration or compensation of any kind) which termination shall be by reason of the retirement of the Executive.

(c)           For the avoidance of doubt, if not terminated earlier, the Appointment shall automatically terminate when the Executive reaches the age of 63 years.

2.2           Where notice is served to terminate the Appointment whether by the Company or the Executive the Company shall be entitled in its absolute discretion to terminate the Appointment forthwith by paying to the Executive salary in lieu of notice and if the Executive accepts such payment it shall be deemed to be in full and final satisfaction of the Executive’s claims under this Agreement. For the avoidance of doubt, no additional compensation will be payable in respect of the termination of any other position held within the Group, e.g. as a member of the Vorstand or member of the Supervisory Board at Reemtsma.

3.             Duties

3.1           During the Appointment the Executive shall devote the whole of his time and attention to the duties assigned to him and shall well and faithfully serve the Company and use his best endeavours to promote the interests of the Company and the Group Companies and shall obey all reasonable and lawful directions given to him by or under the authority of the Board and subject thereto the Executive shall perform the duties of Manufacturing Director.

3.2           The Executive may be required in pursuance of his duties hereunder:

(a)           to perform services not only for the Company but also for any of the Group Companies and without further remuneration (except as otherwise agreed) to accept such offices in any of the Group Companies as the Company may from time to time reasonably require and if the Executive shall cease to be a director of the Company for any reason then he may at the will of the Company continue as an employee;

(b)           to work at such places within the United Kingdom as the Company may require, the Company reimbursing the Executive in respect of all reasonable relocation expenses; and

2

(c)           to travel to such places whether in or outside the United Kingdom by such means and on such occasions as the Company may from time to time require.

3.3           Notwithstanding the foregoing or any other provision of this Agreement the Company shall not be under any obligation to vest in or assign to the Executive any powers or duties and may at any time require the Executive to perform:

(a)           all his normal duties;

(b)           a part only of his normal duties and no other duties;

(c)           such duties as it may reasonably require and no others; or

(d)           no duties whatsoever;

3.4           After notice to terminate the Employment has been given by the Executive or the Company, the Board may for all or part of the duration of the notice period in its absolute discretion require the Executive:

(a)           to perform only such duties as it may allocate to the Executive;

(b)           not to perform any of the Duties;

(c)           not to have any contact (other than social contact) with clients of the Company, or any Group Company;

(d)           not to have any contact other than social contact with such employees or suppliers of the Company, or any Group Company as the Board shall determine;

(e)           to disclose to the Board any attempted contact (other than social contact) with him made by any client, employee or supplier with whom the Executive has been required to have no contact pursuant to this sub-clause;

(f)            to take any accrued holiday entitlement;

(g)           not to enter any premises of the Company or any Group Company provided always that throughout the period of any such action and subject to the other provisions of this Agreement the Executive’s salary and contractual benefits shall not cease to accrue or be paid.

3

3.5           The Executive acknowledges that such action taken on the part of the Company under Clause 3.3 or 3.4 shall not constitute a breach of this Agreement of any kind whatsoever nor shall the Executive have any claim against the Company in respect of any such action.

3.6           During any period of garden leave (as provided for under Clause 3.3 or 3.4) the Executive shall owe a duty of the utmost good faith to the Company, must not work for any other person or on his own account and shall remain readily contactable and available to work for the Company, or any Group Company. Should the Executive work for any other person or on his own account or fail to be available for work at any time having been requested by the Company to do so, the Executive’s right to salary and contractual benefits in respect of such period of non-availability shall be forfeit notwithstanding any other provision of this Agreement.

3.7           The Executive shall comply, where relevant, with every rule of law, every requirement of the London Stock Exchange Plc and every regulation of the Company from time to time in force relating to dealings in shares, debentures or other securities of any Group Company and, in relation to overseas dealings, the Executive shall also comply with all laws of the state and all regulations of the stock exchange, market or dealing system in which such dealings take place.

3.8           The Executive shall not (and shall procure so far as he is able that his spouse and children shall not) deal or become or cease to be interested (within the meaning of Part I, Schedule 13, Companies Act 1985) in any securities of the Company without complying with any Company rules or guidelines from time to time relating to securities transactions by directors.

4.             Holiday Entitlement

During the Appointment the Executive shall be entitled to twenty five working days’ holiday (in addition to eight public holidays and four Company holidays) in each calendar year January to December at full salary to be taken at such time or times as may be approved by the Board. Holidays not taken can be carried over to a subsequent year provided that this is agreed by the Board. Upon the termination of the Appointment by either the Executive or the Company either the Executive shall be entitled to receive payment in lieu of accrued holidays in respect of the then current calendar year not taken at that date (provided that such termination is not pursuant to Clause 12) or the Company shall be entitled to make a deduction from the Executive’s remuneration in respect of holidays taken in excess of the accrued entitlement. The accrued holiday entitlement at the date of termination shall be calculated on the basis of 2 1/12 days holiday for each completed calendar month of service in the then current calendar year and the amount of the payment in lieu or deduction shall be

4

calculated on the basis of 1/260 of the Executive’s annual salary for each day’s holiday not taken or taken in excess of the accrued entitlement.

5.             Disclosure of interests

5.1           Except for those appointments already held by the Executive and notified to the Board at the date of this Agreement or as a representative of the Company or with the previous approval of the Board the Executive shall not during the Appointment whether directly or indirectly and whether paid or unpaid be engaged or concerned in the conduct of any other actual or prospective business or professions or be or become an employee, agent, partner, consultant or director of any other company or firm or assist, subject to Clause 5.2, or have any financial interest in any other such business or profession.

5.2           The Executive shall be permitted to hold shares or securities of a company any of whose shares or securities are quoted or dealt in on any recognised investment exchange provided that any such holding shall not exceed five per cent, of the issued share capital of the company concerned and is held by way of bona fide investment only (“Investment”).

5.3           The Executive shall disclose to the Board any matters relating to his spouse, their children, or their parents which, if they applied to the Executive, would contravene Clause 5.1, to the extent that the Executive has actual knowledge of such matters.

6.             Remuneration and Benefits

6.1           During the Appointment, as remuneration for his services hereunder, the Executive shall be paid a fixed salary at the rate of £250,000 (Two Hundred and Fifty Thousand Pounds) per annum with effect from 1 June 2003, and thereafter at such other rate as may be agreed annually. Such salary shall be inclusive of any fees or remuneration which he would otherwise be entitled to receive from the Company or any Associated Company and shall be payable by bank credit transfer in equal monthly instalments in arrears on the 16th day of each calendar month, or if the 16th is not a working day, then on the last working day before the 16th of the month.

6.2           To the extent to which the Board exercises its discretion regarding the provision of any annual bonus scheme, the Executive shall be entitled to participate in the Company’s annual bonus scheme in accordance with the rules of the scheme and any performance conditions thereunder as those rules or conditions may be altered or amended from time to time. The provision of an annual bonus scheme is at the

5

absolute discretion of the Board (who may, subject however to the express terms of such bonus scheme, suspend or discontinue such bonus scheme at any time in the interests of the Company whether generally or in relation to the Executive).

6.3           To the extent to which the Board exercises its discretion regarding the provision of a long term incentive plan, the Executive shall be entitled to participate in the Company’s long term incentive plan in accordance with the rules of the plan and any performance conditions thereunder as those rules or conditions may be altered or amended from time to time. The provision of the long term incentive plan is at the absolute discretion of the Board (who may, subject however to the express terms of such plan, suspend or discontinue such a plan at any time in the interests of the Company whether generally or in relation to the Executive).

6.4           To the extent to which the Board exercises its discretion regarding the provision of a share matching scheme, the Executive shall be entitled to participate in the Company’s share matching scheme in accordance with the rules of the scheme as those rules may be altered or amended from time to time. The provision of the share matching scheme is at the absolute discretion of the Board (who may, subject however to the express terms of such scheme, suspend or discontinue such a scheme at any time in the interests of the Company whether generally or in relation to the Executive).

6.5           Subject to the rules of the terms of the scheme as they may be altered or amended, the Executive shall be entitled to participate in any private medical insurance cover taken out by the Company for the benefit of its directors and/or senior employees.

6.6           During his period of employment, the Executive shall be entitled to participate in the Imperial Tobacco Pension Fund (“the Fund”) an Inland Revenue exempt approved occupational pension scheme, in accordance with its trust deed and rules as they may be altered or amended from time to time.

6.7           For the avoidance of doubt for so long as the Appointment continues the Executive acknowledges and agrees that he will not seek to draw retirement benefits under the Fund.

7.             Expenses

The Executive shall be entitled to be repaid all reasonable travelling, hotel and other expenses properly authorised by the Board and incurred in or about the performance of his duties hereunder, which expenses shall be evidenced in such manner as the Company may reasonably require from time to time.

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8.             Company Car

8.1           To assist in the performance of his duties hereunder the Company shall during the Appointment provide the Executive with a car of a cost and type to be determined from time to time by the Board and subject to any terms and conditions which the Company may from time to time impose on the Executive in relation thereto. Subject thereto the Company shall bear the cost of insuring, testing, taxing, repairing and maintaining the same and shall reimburse to the Executive all reasonable running expenses of such car. The Executive shall:

(a)           take good care of the car and ensure that the provisions and conditions of any policy of insurance relating thereto are observed;

(b)           not permit such car to be taken out of the United Kingdom without the written consent of the Company; and

(c)           return the car and its keys and all documents relating to it to the Company’s Registered Office (or to such other location as the Board may reasonably direct) immediately upon the termination of the Appointment howsoever arising.

8.2           the Executive may at his own election opt out of the above scheme, and in its place use his own car, and claim a car allowance, the amount of which is set by the Board from time to time.

9.             Confidential Information

9.1           The Executive shall not use or divulge or communicate to any person other than with proper authority any of the trade secrets or other confidential information of or relating to the Company or any of the Group Companies (including but not limited to details of customers, potential customers, consultants, suppliers, potential suppliers, designs, product details, future product details, prices, discounting arrangements, specific product applications, existing trade arrangements, terms of business and those in the course of negotiation, operating systems, pricing and fee structures, financial information, inventions, research and development activities) which he may have created, developed, received or obtained while in the service of the Company or any of the Group Companies (whether before or after the commencement of the Appointment). This restriction shall continue to apply after the termination of the Appointment howsoever arising without limit in point of time including ideas information or knowledge which may come into the public domain for so long as the Executive is in a position to use such information more readily than others who have not worked for the Company.

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9.2           The Executive shall not during the Appointment make otherwise than for the benefit of the Company any records (whether recorded on paper, computer memory or discs or otherwise) relating to any matter within the scope of the business of the Company or any of the Group Companies or concerning any of its or their dealings or affairs nor either during the Appointment or thereafter use or permit to be used any such records otherwise than for the benefit of the Company it being agreed by the parties that all such records (and copies thereof) in the possession or control of the Executive shall be the property of the Company and shall be handed over by the Executive to the Company from time to time and on demand and in any event upon the termination of the Appointment.

9.3           The Executive shall not during the Appointment speak in public or write any article for publication on any matter connected with or relating to the business of the Company or any of the Group Companies without first obtaining the approval of the Board.

10.           Inventions and Creative Works

10.1         The Executive acknowledges that because of the nature of his duties and the particular responsibilities arising as a result of such duties which he owes to the Company and the Group Companies he has a special obligation to further the interests of the Company and the Group Companies. In particular the duties of the Executive shall include reviewing the products and services of the Company and Group Companies with a view to improving them by new and/or original ideas and inventions and implementing such improvements.

10.2         The Executive shall promptly disclose to the Company any idea, invention or work which is relevant to or capable of use in the business of the Company or any of the Group Companies made by the Executive in the course of his employment whether or not in the course of his duties. The Executive acknowledges that the intellectual property rights subsisting or which may in the future subsist in any such ideas, inventions or works created by him in the course of his employment will, on creation, vest in and be the exclusive property of the Company and where the same do not automatically vest as aforesaid, the Executive shall assign the same to the Company (upon the request and at the cost of the Company). The Executive hereby irrevocably waives any rights which he may have in any such ideas, inventions or works which are or have been conferred upon him by Chapter IV of Part I of the Copyright Designs and Patents Act 1988 headed “Moral Rights”.

10.3         The Executive hereby irrevocably appoints the Company to be his attorney in his name and on his behalf to execute and do any such instrument or thing and generally to use his name for the purpose of giving to the Company or its nominee the full benefit of the provisions

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of this Clause 10 and acknowledges in favour of any third party that a certificate in writing signed by any Director or Secretary of the Company that any instrument or act falls within the authority hereby conferred shall be conclusive evidence that such is the case.

11.           Restrictions after Termination

11.1         The Executive shall not for the following periods after the termination of the Appointment howsoever arising (but excluding repudiatory breach of this Agreement by the Company) (“Termination”) save with the prior written consent of the Board which shall not be unreasonably refused directly or indirectly, either alone or jointly with or on behalf of any person, firm, company or entity and whether on his own account or as principal, partner, shareholder, director, employee, consultant or in any other capacity whatsoever:-

(a)           For 6 months following Termination, in the Relevant Territory and in competition with the Company or any of the Relevant Group Companies engage, assist or be interested in any undertaking which provides services or manufactures products similar to those provided or manufactured by the Company or any of the Relevant Group Companies (which shall include the manufacture, sale or distribution of cigarettes, cigars, cigarette papers and tubes, or other tobacco products) in the 12 months prior to Termination and with which the Executive was concerned in the said period of 12 months;

(b)           For 6 months following Termination, in the Relevant Territory solicit or interfere with or endeavour to entice away from the Company or any of the Relevant Group Companies any person, firm, company or entity who was a customer of the Company or any of the Relevant Group Companies in the 12 months prior to Termination and with whom the Executive was concerned or had personal contact in the said period of 12 months;

(c)           For 6 months following Termination, in the Relevant Territory be concerned with the supply of services/products to any person, firm, company or entity which was a client/customer of the Company or any of the Relevant Group Companies in the 12 months prior to Termination where such services/products are identical or similar to or in competition with those services/products supplied by the Company or any of the Relevant Group Companies (which shall include the manufacture, sale or distribution of cigarettes, cigars, cigarette papers and tubes, or other tobacco products) in the said 12 month period, with which supply the Executive was concerned in the said period of 12 months;

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(d)           For 6 months following Termination, in the Relevant Territory solicit or interfere with or endeavour to entice away from the Company or any of the Relevant Group Companies any person, firm, company or entity who was a supplier of services/goods to the Company or any of the Relevant Group Companies which are necessary or required for the manufacture, sale or distribution of cigarettes, cigars or other tobacco products in the 12 months prior to Termination and with whom the Executive was concerned or had personal contact in the said period of 12 months.

(e)           For 6 months following Termination, in the Relevant Territory and in competition with the Company or any Relevant Group Companies be concerned with the receipt of services/goods from any person, firm, company or entity which was a supplier of services/goods to the Company or any of the Relevant Group Companies in the 12 months prior to Termination where such services/goods are identical or similar to or in competition with those services/goods supplied to the Company or any of the Relevant Group Companies (which shall include the manufacture, sale or distribution of cigarettes, cigars, cigarette papers and tubes, or other tobacco products) in the said period of 12 months and with which supply the Executive was concerned in the said period of 12 months;

(f)            For 6 months following Termination, offer to employ or engage or solicit the employment or engagement of any person who immediately prior to the date of termination was a senior employee or consultant of the Company or any of the Relevant Group Companies (whether or not such person would commit any breach of his contract of employment or engagement by reason of leaving the service of such company); or

(g)           At any time following Termination represent himself as being in any way connected with or interested in the business of the Company or any of the Relevant Group Companies.

11.2         Each of the obligations contained in this Clause 11.1 constitutes an entire, separate and independent restriction on the Executive, despite the fact that they may be contained in the same phrase and if any part is found to be unenforceable the remainder will remain valid and enforceable.

11.3         While the restrictions in Clause 11.1 are considered by the parties to be fair and reasonable in the circumstances, it is agreed that if any such restrictions should be adjudged to be void or ineffective for any reason but would be treated as valid and effective if part of the wording thereof were deleted or the periods thereof reduced or the area thereof

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reduced in scope, the said restrictions shall apply with such modifications as will be necessary to make them valid and effective.

11.4         The Executive agrees that he will at the request and cost of the Company enter into a direct agreement with any of the Group Companies under which he will accept restrictions corresponding to the restrictions contained in Clause 11.1 (or such as will be appropriate in the circumstances) in relation to such Group Company.

11.5         The provisions of this Clause will not prevent the Executive from holding an Investment.

11.6         For the purposes of this Clause:-

(a)           a “Relevant Group Company” shall mean any of the Group Companies for which the Executive has performed services or in which he has held office during the 12 months immediately preceding Termination; and

(b)           “the Relevant Territory” shall mean England, Scotland, Wales, Northern Ireland, the Channel Islands, the Isle of Man, Eire, the Federal Republic of Germany and any other country where the Group Companies have manufacturing operations or significant sales (accounting for more than 1% of total turnover of Group Companies) in the 12 months prior to Termination which shall comprise the area constituting the market of the Company or any of the Relevant Group Companies for products and services with which the Executive shall have been concerned in the period of 12 months prior to Termination (which shall include the manufacture, sale or distribution of cigarettes, cigars, cigarette papers and tubes, or other tobacco products).

The Company reserves the right to make such additions to/deletions from the list of countries constituting the Relevant Territory as are reasonable in order to define the area constituting the relevant market at the date of Termination and such list will be discussed by the parties and issued to the Executive as soon as is reasonably practicable following the date of Termination.

12.           Termination by Events of Default

The Appointment shall be subject to summary termination at any time by the Company by notice in writing if the Executive shall have committed any serious breach or (after warning in writing) any repeated or continued material breach of his obligations hereunder or in the reasonable opinion of the Board shall have failed to perform his duties to a satisfactory standard or shall have been guilty of any act of dishonesty or serious misconduct or any conduct which in the

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reasonable opinion of the Board tends to bring himself, the Company or any of the Group Companies into disrepute or shall be declared bankrupt or shall compound with his creditors or shall become prohibited by law from being a director. Any delay by the Company in exercising such right to terminate shall not constitute a waiver thereof.

13.           Incapacity

If the Executive shall be incapacitated during the Appointment by ill-health or accident from performing his duties hereunder for a period of twelve months or more the Company may by written notice to the Executive forthwith (or as from a future date specified in the notice) discontinue payment in whole or part of the Executive’s remuneration under Clause 6 hereof until such incapacity shall cease or (whether or not his remuneration shall have been discontinued as aforesaid) terminate the Appointment. Subject as aforesaid (and provided the Executive complies with the Company’s rules on notification and evidence of absence due to illness or injury) the said remuneration shall continue to be payable to the Executive under Clause 6 notwithstanding such incapacity but the Company shall be entitled to set off or deduct therefrom the amount of any Statutory Sick Pay or other benefit to which the Executive is entitled under Social Security legislation for the time being in force.

14.           Obligations upon Termination

Upon the termination of the Appointment howsoever arising the Executive shall:

14.1         At any time or from time to time thereafter upon the request of the Company, resign without claim for compensation from all offices held in the Company or any of the Group Companies, which for the avoidance of doubt will also include any position as a member of the Vorstand or member of the Supervisory Board at Reemtsma, and from membership of any organisation acquired by reason of or in connection with the Appointment and should he fail to do so the Company is hereby irrevocably appointed to be the Executive’s Attorney in his name and on his behalf to execute any document and to do any things necessary or requisite to give effect to this sub-clause;

14.2         Deliver to the Board all documents (including, but not limited to, correspondence, lists of clients or customers, notes, memoranda, plans, drawings and other documents of whatsoever nature and all copies thereof) made or compiled or acquired by the Executive during the Appointment and or as an employee of any of the Group Companies prior to the commencement of the Appointment concerning the business, finances or affairs of the Company or any of the Group Companies or their customers.

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15.           Reconstruction and Amalgamation

If at any time the Executive’s employment is terminated in connection with any reconstruction or amalgamation of the Company or any of the Group Companies whether by winding up or otherwise and the Executive receives an offer on terms which (considered in their entirety) are not less favourable to any material extent than the terms of this Agreement from a company involved in or resulting from such reconstruction or amalgamation the Executive shall have no claim whatsoever against the Company or any such company arising out of or connected with such termination and such reconstruction or amalgamation shall not be treated as involving a change of control.

16.           Notices

Any notice to be given hereunder shall be in writing.  Notices may be given by either party by personal delivery or post or by fax addressed to the other party at (in the case of the Company) its registered office for the time being and (in the case of the Executive) his last known address and any such notice given by letter or fax shall be deemed to have been served at the time at which the letter was delivered personally or transmitted or if sent by post would be delivered in the ordinary course of post.

17.           Previous Contracts

This Agreement is in substitution for any previous contract of service between the Company or any of the Group Companies and the Executive which shall be deemed to have been terminated by mutual consent as from the commencement of the Appointment.  No purported variation of this Agreement shall be effective unless it is in writing and signed by or on behalf of each of the parties.

18.           Third Parties

Unless expressly provided in this Agreement, no term of this Agreement is enforceable pursuant to the Contracts (Rights of Third Parties) Act 1999 by any third party.

19.           Data Protection

The Executive consents to the holding and processing by the Company or any other Group Company of personal data (including, where appropriate, sensitive personal data) relating to the Executive for the purposes of personnel or pensions administration, employee management or compliance with any laws or regulations applicable to the Company, any Group Company or its or their business.

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20.           Proper Law

This Agreement shall be governed and construed in all respects in accordance with English law.

21.           Construction

21.1         The headings in this Agreement are inserted for convenience only and shall not affect its construction.

21.2         Any reference to a statutory provision shall be construed as a reference to any statutory modification or re-enactment thereof (whether before or after the date hereof) for the time being in force.

22.           Statutory Information and the Schedule

The Schedule hereto (in addition to this Agreement) constitutes a written statement as at the date hereof of the terms of employment of the Executive in compliance with the provisions of the Employment Rights Act 1996; it does not form part of the contract of employment and may be varied by the Company by notice in writing to the Executive of any changes applicable to his employment.

Executed and Delivered by the said	)
David Cresswell	)
in the presence of:	)

Executed and Delivered by the said	)
Imperial Tobacco Group PLC	)
by the signatures of a Director	)
and the Secretary:	)

Director

Secretary

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The Schedule

1.             The Executive has been continuously in the employment of the Company (including reckonable service with any of the Group Companies) since 31 July 1961.

2.             Rate of Remuneration and the intervals at which it is paid are contained in Clause 6.

3.             There are no specific terms and conditions relating to hours of work except as provided in Clause 3.1

4.             The terms and conditions relating to holidays are contained in Clause 4 and those relating to sickness are contained in Clause 13.

5.             Particulars as to the length of notice to terminate are contained in Clause 2.

6.             Particulars as to the work for which the Executive is employed are contained in Clause 3.

7.             Subject to Clause 3.2 the Executive’s principal place of work at the date of this Schedule is the Company’s premises at Thane Road, Nottingham NG7 5QQ.

8.             There are no disciplinary rules applicable to the Executive except as provided in this Agreement and if the Executive is dissatisfied with any disciplinary decision he should apply orally or in writing to the Chairman of the Board.

9.             Any application for the purpose of seeking redress of any grievance relating to the Executive’s employment should be made either orally or in writing to the Chairman of the Company and if still unresolved after ten days to the non-executive directors of the Board.

10.           A contracting-out certificate is in force in respect of the Executive’s employment.

11.           Details of the Executive’s work outside the UK are contained in Clause 3.2.

12.           There are no collective agreements which are applicable to the Appointment.

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Dated 1 October 2003

(1) Imperial Tobacco Group PLC

- and -

(2) Bruce Charles Davidson

EXECUTIVE SERVICE AGREEMENT

An Agreement made the 1 day of OCTOBER 2003 between:-

(1)           Imperial Tobacco Group PLC (Company Number: 3236483) whose registered office is situated at PO Box 244, Upton Road, Bristol BS99 7UJ (“the Company”); and

(2)           Bruce Charles Davidson of 30 Cramond Road North, Edinburgh EH4 6JE (“the Executive”)

Witnesses as follows:

1.             Definitions

In this Agreement unless the context otherwise requires:

1.1           “the Board” means the Board of Directors of the Company;

1.2           “Group Companies” means the Company and all subsidiary and associated companies from time to time of the Company which shall include, for the avoidance of doubt, Imperial Tobacco Germany Management GmbH;

1.3           “associated companies” means a company which falls to be treated as such for the purposes of Statement of Standard Accounting Practice No. 1 of the Institute of Chartered Accountants in England and Wales;

1.4           “subsidiary” has the meaning ascribed thereto in Section 736 of the Companies Act 1985 as amended;

1.5           “Reemtsma” means Reemtsma Holding GmbH & Co. KG, Reemtsma Cigarettenfabriken GmbH and their subsidiaries;

1.6           References to Clauses are to clauses so numbered in this Agreement.

2.             Term and Appointment

2.1           The Company shall engage the Executive and the Executive shall serve the Company as hereinafter provided (“the Appointment”).  The Appointment shall commence on 1 October 2003, and shall continue subject as hereinafter provided in this Agreement unless and until terminated by either party giving to the other not less than 12 months’ prior notice in writing.  For the avoidance of doubt, the Appointment shall automatically terminate when the Executive reaches the age of 60 years.

2.2           Where notice is served to terminate the Appointment whether by the Company or the Executive the Company shall be entitled in its absolute discretion to terminate the Appointment forthwith by paying to the Executive salary in lieu of notice and if the Executive accepts

1

such payment it shall be deemed to be in full and final satisfaction of the Executive’s claims under this Agreement.  For the avoidance of doubt, no additional compensation will be payable in respect of the termination of any other position held within the Group, e.g. as a member of the Vorstand or member of the Supervisory Board at Reemtsma.

3.             Duties

3.1           During the Appointment the Executive shall devote the whole of his time and attention to the duties assigned to him and shall well and faithfully serve the Company and use his best endeavours to promote the interests of the Company and the Group Companies and shall obey all reasonable and lawful directions given to him by or under the authority of the Board and subject thereto the Executive shall perform the duties of Sales and Marketing Director.

3.2           The Executive may be required in pursuance of his duties hereunder:

(a)           to perform services not only for the Company but also for any of the Group Companies and without further remuneration (except as otherwise agreed) to accept such offices in any of the Group Companies as the Company may from time to time reasonably require and if the Executive shall cease to be a director of the Company for any reason then he may at the will of the Company continue as an employee;

(b)           to work at such places within the United Kingdom as the Company may require, the Company reimbursing the Executive in respect of all reasonable relocation expenses; and

(c)           to travel to such places whether in or outside the United Kingdom by such means and on such occasions as the Company may from time to time require.

3.3           Notwithstanding the foregoing or any other provision of this Agreement the Company shall not be under any obligation to vest in or assign to the Executive any powers or duties and may at any time require the Executive to perform:

(a)           all his normal duties;

(b)           a part only of his normal duties and no other duties;

(c)           such duties as it may reasonably require and no others; or

(d)           no duties whatsoever;

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3.4           After notice to terminate the Employment has been given by the Executive or the Company, the Board may for all or part of the duration of the notice period in its absolute discretion require the Executive:

(a)           to perform only such duties as it may allocate to the Executive;

(b)           not to perform any of the Duties;

(c)           not to have any contact (other than social contact) with clients of the Company, or any Group Company;

(d)           not to have any contact (other than social contact) with such employees or suppliers of the Company, or any Group Company as the Board shall determine;

(e)           to disclose to the Board any attempted contact (other than social contact) with him made by any client, employee or supplier with whom the Executive has been required to have no contact pursuant to this sub-clause;

(f)            to take any accrued holiday entitlement;

(g)           not to enter any premises of the Company or any Group Company provided always that throughout the period of any such action and subject to the other provisions of this Agreement the Executive’s salary and contractual benefits shall not cease to accrue or be paid.

3.5           The Executive acknowledges that such action taken on the part of the Company under Clause 3.3 or 3.4 shall not constitute a breach of this Agreement of any kind whatsoever nor shall the Executive have any claim against the Company in respect of any such action.

3.6           During any period of garden leave (as provided for under Clause 3.3 or 3.4) the Executive shall owe a duty of the utmost good faith to the Company, must not work for any other person or on his own account and shall remain readily contactable and available to work for the Company, or any Group Company.  Should the Executive work for any other person or on his own account or fail to be available for work at any time having been requested by the Company to do so, the Executive’s right to salary and contractual benefits in respect of such period of non-availability shall be forfeit notwithstanding any other provision of this Agreement.

3.7           The Executive shall comply, where relevant, with every rule of law, every requirement of the United Kingdom Listing Authority and every

3

regulation of the Company from time to time in force relating to dealings in shares, debentures or other securities of any Group Company and, in relation to overseas dealings, the Executive shall also comply with all laws of the state and all regulations of the stock exchange, market or dealing system in which such dealings take place.

3.8           The Executive shall not (and shall procure so far as he is able that his spouse and children shall not) deal or become or cease to be interested (within the meaning of Part I, Schedule 13, Companies Act 1985) in any securities of the Company without complying with any Company rules or guidelines from time to time relating to securities transactions by directors.

4.             Holiday Entitlement

During the Appointment the Executive shall be entitled to twenty five working days’ holiday (in addition to eight public holidays and four Company holidays) in each calendar year January to December at full salary to be taken at such time or times as may be approved by the Board.  Holidays not taken can be carried over to a subsequent year provided that this is agreed by the Board.  Upon the termination of the Appointment by either the Executive or the Company either the Executive shall be entitled to receive payment in lieu of accrued holidays in respect of the then current calendar year not taken at that date (provided that such termination is not pursuant to Clause 12) or the Company shall be entitled to make a deduction from the Executive’s remuneration in respect of holidays taken in excess of the accrued entitlement.  The accrued holiday entitlement at the date of termination shall be calculated on the basis of 2 1/12 days holiday for each completed calendar month of service in the then current calendar year and the amount of the payment in lieu or deduction shall be calculated on the basis of 1/260 of the Executive’s annual salary for each day’s holiday not taken or taken in excess of the accrued entitlement.

5.             Disclosure of interests

5.1           Except for those appointments already held by the Executive and notified to the Board at the date of this Agreement or as a representative of the Company or with the previous approval of the Board the Executive shall not during the Appointment whether directly or indirectly and whether paid or unpaid be engaged or concerned in the conduct of any other actual or prospective business or professions or be or become an employee, agent, partner, consultant or director of any other company or firm or assist, subject to Clause 5.2, or have any financial interest in any other such business or profession.

5.2           The Executive shall be permitted to hold shares or securities of a company any of whose shares or securities are quoted or dealt in on

4

any recognised investment exchange provided that any such holding shall not exceed five per cent, of the issued share capital of the company concerned and is held by way of bona fide investment only (“Investment”).

5.3           The Executive shall disclose to the Board any matters relating to his spouse, their children, or their parents which, if they applied to the Executive, would contravene Clause 5.1, to the extent that the Executive has actual knowledge of such matters.

6.             Remuneration and Benefits

6.1           During the Appointment, as remuneration for his services hereunder, the Executive shall be paid a fixed salary at the rate of £300,000 (Three Hundred Thousand Pounds) per annum with effect from 1 October 2003, and thereafter at such other rate as may be agreed annually. Such salary shall be inclusive of any fees or remuneration which he would otherwise be entitled to receive from the Company or any Associated Company and shall be payable by bank credit transfer in equal monthly instalments in arrears on the 16th day of each calendar month, or if the 16th is not a working day, then on the last working day before the 16th of the month.

6.2           To the extent to which the Board exercises its discretion regarding the provision of any annual bonus scheme, the Executive shall be entitled to participate in the Company’s annual bonus scheme in accordance with the rules of the scheme and any performance conditions thereunder as those rules or conditions may be altered or amended from time to time. The provision of an annual bonus scheme is at the absolute discretion of the Board (who may, subject however to the express terms of such bonus scheme, suspend or discontinue such bonus scheme at any time in the interests of the Company whether generally or in relation to the Executive).

6.3           To the extent to which the Board exercises its discretion regarding the provision of a long term incentive plan, the Executive shall be entitled to participate in the Company’s long term incentive plan in accordance with the rules of the plan and any performance conditions thereunder as those rules or conditions may be altered or amended from time to time. The provision of the long term incentive plan is at the absolute discretion of the Board (who may, subject however to the express terms of such plan, suspend or discontinue such a plan at any time in the interests of the Company whether generally or in relation to the Executive).

6.4           To the extent to which the Board exercises its discretion regarding the provision of a share matching scheme, the Executive shall be entitled to participate in the Company’s share matching scheme in accordance with the rules of the scheme as those rules may be altered or amended

5

from time to time. The provision of the share matching scheme is at the absolute discretion of the Board (who may, subject however to the express terms of such scheme, suspend or discontinue such a scheme at any time in the interests of the Company whether generally or in relation to the Executive).

6.5           Subject to the rules of the terms of the scheme as they may be altered or amended, the Executive shall be entitled to participate in any private medical insurance cover taken out by the Company for the benefit of its directors and/or senior employees.

6.6           During his period of employment, the Executive shall be entitled to participate in the Imperial Tobacco Pension Fund (“the Fund”) an Inland Revenue exempt approved occupational pension scheme, in accordance with its trust deed and rules as they may be altered or amended from time to time.

7.             Expenses

The Executive shall be entitled to be repaid all reasonable travelling, hotel and other expenses properly authorised by the Board and incurred in or about the performance of his duties hereunder, which expenses shall be evidenced in such manner as the Company may reasonably require from time to time.

8.             Company Car

8.1           To assist in the performance of his duties hereunder the Company shall during the Appointment provide the Executive with a car of a cost and type to be determined from time to time by the Board and subject to any terms and conditions which the Company may from time to time impose on the Executive in relation thereto. Subject thereto the Company shall bear the cost of insuring, testing, taxing, repairing and maintaining the same and shall reimburse to the Executive all reasonable running expenses of such car. The Executive shall:

(a)           take good care of the car and ensure that the provisions and conditions of any policy of insurance relating thereto are observed;

(b)           not permit such car to be taken out of the United Kingdom without the written consent of the Company; and

(c)           return the car and its keys and all documents relating to it to the Company’s Registered Office (or to such other location as the Board may reasonably direct) immediately upon the termination of the Appointment howsoever arising.

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8.2           The Executive may at his own election opt out of the above scheme, and in its place use his own car, and claim a car allowance, the amount of which is set by the Board from time to time.

9.             Confidential Information

9.1           The Executive shall not use or divulge or communicate to any person other than with proper authority any of the trade secrets or other confidential information of or relating to the Company or any of the Group Companies (including but not limited to details of customers, potential customers, consultants, suppliers, potential suppliers, designs, product details, future product details, prices, discounting arrangements, specific product applications, existing trade arrangements, terms of business and those in the course of negotiation, operating systems, pricing and fee structures, financial information, inventions, research and development activities) which he may have created, developed, received or obtained while in the service of the Company or any of the Group Companies (whether before or after the commencement of the Appointment).  This restriction shall continue to apply after the termination of the Appointment howsoever arising without limit in point of time including ideas information or knowledge which may come into the public domain for so long as the Executive is in a position to use such information more readily than others who have not worked for the Company.

9.2           The Executive shall not during the Appointment make otherwise than for the benefit of the Company any records (whether recorded on paper, computer memory or discs or otherwise) relating to any matter within the scope of the business of the Company or any of the Group Companies or concerning any of its or their dealings or affairs nor either during the Appointment or thereafter use or permit to be used any such records otherwise than for the benefit of the Company it being agreed by the parties that all such records (and copies thereof) in the possession or control of the Executive shall be the property of the Company and shall be handed over by the Executive to the Company from time to time and on demand and in any event upon the termination of the Appointment.

9.3           The Executive shall not during the Appointment speak in public or write any article for publication on any matter connected with or relating to the business of the Company or any of the Group Companies without first obtaining the approval of the Board.

10.           Inventions and Creative Works

10.1         The Executive acknowledges that because of the nature of his duties and the particular responsibilities arising as a result of such duties which he owes to the Company and the Group Companies he has a special obligation to further the interests of the Company and the

7

Group Companies.  In particular the duties of the Executive shall include reviewing the products and services of the Company and Group Companies with a view to improving them by new and/or original ideas and inventions and implementing such improvements.

10.2         The Executive shall promptly disclose to the Company any idea, invention or work which is relevant to or capable of use in the business of the Company or any of the Group Companies made by the Executive in the course of his employment whether or not in the course of his duties.  The Executive acknowledges that the intellectual property rights subsisting or which may in the future subsist in any such ideas, inventions or works created by him in the course of his employment will, on creation, vest in and be the exclusive property of the Company and where the same do not automatically vest as aforesaid, the Executive shall assign the same to the Company (upon the request and at the cost of the Company).  The Executive hereby irrevocably waives any rights which he may have in any such ideas, inventions or works which are or have been conferred upon him by Chapter IV of Part I of the Copyright Designs and Patents Act 1988 headed “Moral Rights”.

10.3         The Executive hereby irrevocably appoints the Company to be his attorney in his name and on his behalf to execute and do any such instrument or thing and generally to use his name for the purpose of giving to the Company or its nominee the full benefit of the provisions of this Clause 10 and acknowledges in favour of any third party that a certificate in writing signed by any Director or Secretary of the Company that any instrument or act falls within the authority hereby conferred shall be conclusive evidence that such is the case.

11.           Restrictions after Termination

11.1         The Executive shall not for the following periods after the termination of the Appointment howsoever arising (but excluding repudiatory breach of this Agreement by the Company) (“Termination”) save with the prior written consent of the Board which shall not be unreasonably refused directly or indirectly, either alone or jointly with or on behalf of any person, firm, company or entity and whether on his own account or as principal, partner, shareholder, director, employee, consultant or in any other capacity whatsoever:-

(a)           For 6 months following Termination, in the Relevant Territory and in competition with the Company or any of the Relevant Group Companies engage, assist or be interested in any undertaking which provides services or manufactures products similar to those provided or manufactured by the Company or any of the Relevant Group Companies (which shall include the manufacture, sale or distribution of cigarettes, cigars, cigarette papers and tubes, or other tobacco products) in the 12 months

8

prior to Termination and with which the Executive was concerned in the said period of 12 months;

(b)           For 6 months following Termination, in the Relevant Territory solicit or interfere with or endeavour to entice away from the Company or any of the Relevant Group Companies any person, firm, company or entity who was a customer of the Company or any of the Relevant Group Companies in the 12 months prior to Termination and with whom the Executive was concerned or had personal contact in the said period of 12 months;

(c)           For 6 months following Termination, in the Relevant Territory be concerned with the supply of services/products to any person, firm, company or entity which was a client/customer of the Company or any of the Relevant Group Companies in the 12 months prior to Termination where such services/products are identical or similar to or in competition with those services/products supplied by the Company or any of the Relevant Group Companies (which shall include the manufacture, sale or distribution of cigarettes, cigars, cigarette papers and tubes, or other tobacco products) in the said 12 month period, with which supply the Executive was concerned in the said period of 12 months;

(d)           For 6 months following Termination, in the Relevant Territory solicit or interfere with or endeavour to entice away from the Company or any of the Relevant Group Companies any person, firm, company or entity who was a supplier of services/goods to the Company or any of the Relevant Group Companies which are necessary or required for the manufacture, sale or distribution of cigarettes, cigars or other tobacco products in the 12 months prior to Termination and with whom the Executive was concerned or had personal contact in the said period of 12 months.

(e)           For 6 months following Termination, in the Relevant Territory and in competition with the Company or any Relevant Group Companies be concerned with the receipt of services/goods from any person, firm, company or entity which was a supplier of services/goods to the Company or any of the Relevant Group Companies in the 12 months prior to Termination where such services/goods are identical or similar to or in competition with those services/goods supplied to the Company or any of the Relevant Group Companies (which shall include the manufacture, sale or distribution of cigarettes, cigars, cigarette papers and tubes, or other tobacco products) in the said period of 12 months and with which supply the Executive was concerned in the said period of 12 months;

9

(f)            For 6 months following Termination, offer to employ or engage or solicit the employment or engagement of any person who immediately prior to the date of termination was a senior employee or consultant of the Company or any of the Relevant Group Companies (whether or not such person would commit any breach of his contract of employment or engagement by reason of leaving the service of such company); or

(g)           At any time following Termination represent himself as being in any way connected with or interested in the business of the Company or any of the Relevant Group Companies.

11.2         Each of the obligations contained in this Clause 11.1 constitutes an entire, separate and independent restriction on the Executive, despite the fact that they may be contained in the same phrase and if any part is found to be unenforceable the remainder will remain valid and enforceable.

11.3         While the restrictions in Clause 11.1 are considered by the parties to be fair and reasonable in the circumstances, it is agreed that if any such restrictions should be adjudged to be void or ineffective for any reason but would be treated as valid and effective if part of the wording thereof were deleted or the periods thereof reduced or the area thereof reduced in scope, the said restrictions shall apply with such modifications as will be necessary to make them valid and effective.

11.4         The Executive agrees that he will at the request and cost of the Company enter into a direct agreement with any of the Group Companies under which he will accept restrictions corresponding to the restrictions contained in Clause 11.1 (or such as will be appropriate in the circumstances) in relation to such Group Company.

11.5         The provisions of this Clause will not prevent the Executive from holding an Investment.

11.6         For the purposes of this Clause:-

(a)           a “Relevant Group Company” shall mean any of the Group Companies for which the Executive has performed services or in which he has held office during the 12 months immediately preceding Termination; and

(b)           “the Relevant Territory” shall mean England, Scotland, Wales, Northern Ireland, the Channel Islands, the Isle of Man, Eire, the Federal Republic of Germany and any other country where the Group Companies have manufacturing operations or significant sales (accounting for more than 1% of total turnover of Group Companies) in the 12 months prior to Termination which shall comprise the area constituting the market of the Company or

10

any of the Relevant Group Companies for products and services with which the Executive shall have been concerned in the period of 12 months prior to Termination (which shall include the manufacture, sale or distribution of cigarettes, cigars, cigarette papers and tubes, or other tobacco products).

The Company reserves the right to make such additions to/deletions from the list of countries constituting the Relevant Territory as are reasonable in order to define the area constituting the relevant market at the date of Termination and such list will be discussed by the parties and issued to the Executive as soon as is reasonably practicable following the date of Termination.

12.           Termination by Events of Default

The Appointment shall be subject to summary termination at any time by the Company by notice in writing if the Executive shall have committed any serious breach or (after warning in writing) any repeated or continued material breach of his obligations hereunder or in the reasonable opinion of the Board shall have failed to perform his duties to a satisfactory standard or shall have been guilty of any act of dishonesty or serious misconduct or any conduct which in the reasonable opinion of the Board tends to bring himself, the Company or any of the Group Companies into disrepute or shall be declared bankrupt or shall compound with his creditors or shall become prohibited by law from being a director.  Any delay by the Company in exercising such right to terminate shall not constitute a waiver thereof.

13.           Incapacity

If the Executive shall be incapacitated during the Appointment by ill-health or accident from performing his duties hereunder for a period of twelve months or more the Company may by written notice to the Executive forthwith (or as from a future date specified in the notice) discontinue payment in whole or part of the Executive’s remuneration under Clause 6 hereof until such incapacity shall cease or (whether or not his remuneration shall have been discontinued as aforesaid) terminate the Appointment.  Subject as aforesaid (and provided the Executive complies with the Company’s rules on notification and evidence of absence due to illness or injury) the said remuneration shall continue to be payable to the Executive under Clause 6 notwithstanding such incapacity but the Company shall be entitled to set off or deduct therefrom the amount of any Statutory Sick Pay or other benefit to which the Executive is entitled under Social Security legislation for the time being in force.

11

14.           Obligations upon Termination

Upon the termination of the Appointment howsoever arising the Executive shall:

14.1         At any time or from time to time thereafter upon the request of the Company, resign without claim for compensation from all offices held in the Company or any of the Group Companies, which for the avoidance of doubt will also include any position as a member of the Vorstand or member of the Supervisory Board at Reemtsma, and from membership of any organisation acquired by reason of or in connection with the Appointment and should he fail to do so the Company is hereby irrevocably appointed to be the Executive’s Attorney in his name and on his behalf to execute any document and to do any things necessary or requisite to give effect to this sub-clause;

14.2         Deliver to the Board all documents (including, but not limited to, correspondence, lists of clients or customers, notes, memoranda, plans, drawings and other documents of whatsoever nature and all copies thereof) made or compiled or acquired by the Executive during the Appointment and or as an employee of any of the Group Companies prior to the commencement of the Appointment concerning the business, finances or affairs of the Company or any of the Group Companies or their customers.

15.           Reconstruction and Amalgamation

If at any time the Executive’s employment is terminated in connection with any reconstruction or amalgamation of the Company or any of the Group Companies whether by winding up or otherwise and the Executive receives an offer on terms which (considered in their entirety) are not less favourable to any material extent than the terms of this Agreement from a company involved in or resulting from such reconstruction or amalgamation the Executive shall have no claim whatsoever against the Company or any such company arising out of or connected with such termination and such reconstruction or amalgamation shall not be treated as involving a change of control.

16.           Notices

Any notice to be given hereunder shall be in writing.  Notices may be given by either party by personal delivery or post or by fax addressed to the other party at (in the case of the Company) its registered office for the time being and (in the case of the Executive) his last known address and any such notice given by letter or fax shall be deemed to have been served at the time at which the letter was delivered personally or transmitted or if sent by post would be delivered in the ordinary course of post.

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17.           Previous Contracts

This Agreement is in substitution for any previous contract of service between the Company or any of the Group Companies and the Executive which shall be deemed to have been terminated by mutual consent as from the commencement of the Appointment. No purported variation of this Agreement shall be effective unless it is in writing and signed by or on behalf of each of the parties.

18.           Third Parties

Unless expressly provided in this Agreement, no term of this Agreement is enforceable pursuant to the Contracts (Rights of Third Parties) Act 1999 by any third party.

19.           Data Protection

The Executive consents to the holding and processing by the Company or any other Group Company of personal data (including, where appropriate, sensitive personal data) relating to the Executive for the purposes of personnel or pensions administration, employee management or compliance with any laws or regulations applicable to the Company, any Group Company or its or their business.

20.           Proper Law

This Agreement shall be governed and construed in all respects in accordance with English law.

21.           Construction

21.1         The headings in this Agreement are inserted for convenience only and shall not affect its construction.

21.2         Any reference to a statutory provision shall be construed as a reference to any statutory modification or re-enactment thereof (whether before or after the date hereof) for the time being in force.

22.           Statutory Information and the Schedule

The Schedule hereto (in addition to this Agreement) constitutes a written statement as at the date hereof of the terms of employment of the Executive in compliance with the provisions of the Employment Rights Act 1996; it does not form part of the contract of employment and may be varied by the Company by notice in writing to the Executive of any changes applicable to his employment.

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Executed and Delivered by the said	)
Bruce Charles Davidson	)
in the presence of:	)

Executed and Delivered by the said	)
Imperial Tobacco Group PLC	)
by the signatures of a Director	)
and the Secretary:	)

Director

Secretary

14

The Schedule

1.             The Executive has been continuously in the employment of the Company (including reckonable service with any of the Group Companies) since 2 February 1998.

2.             Rate of Remuneration and the intervals at which it is paid are contained in Clause 6.

3.             There are no specific terms and conditions relating to hours of work except as provided in Clause 3.1

4.             The terms and conditions relating to holidays are contained in Clause 4 and those relating to sickness are contained in Clause 13.

5.             Particulars as to the length of notice to terminate are contained in Clause 2.

6.             Particulars as to the work for which the Executive is employed are contained in Clause 3.

7.             Subject to Clause 3.2 the Executive’s principal place of work at the date of this Schedule is the Company’s offices at Farnham House, Farham Royal, Slough, SL2 3RQ.

8.             There are no disciplinary rules applicable to the Executive except as provided in this Agreement and if the Executive is dissatisfied with any disciplinary decision he should apply orally or in writing to the Chairman of the Board.

9.             Any application for the purpose of seeking redress of any grievance relating to the Executive’s employment should be made either orally or in writing to the Chairman of the Company and if still unresolved after ten days to the non-executive directors of the Board.

10.           A contracting-out certificate is in force in respect of the Executive’s employment.

11.           Details of the Executive’s work outside the UK are contained in Clause 3.2.

12.           There are no collective agreements which are applicable to the Appointment.

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Dated 30 May 2003

(1) Imperial Tobacco Group PLC

- and -

(2) Frank Rogerson

_____________________________

EXECUTIVE SERVICE AGREEMENT

_____________________________

An Agreement made the 30 day of May 2003 between:-

(1)           Imperial Tobacco Group PLC (Company Number: 3236483) whose registered office is situated at PO Box 244, Upton Road, Bristol BS99 7UJ (“the Company”); and

(2)           Frank Rogerson of Daneshill House, Box, Stroud, Gloucestershire GL6 9HD (“the Executive”).

Witnesses as follows:

1.             Definitions

                In this Agreement unless the context otherwise requires:

1.1           “the Board” means the Board of Directors of the Company;

1.2           “Group Companies” means the Company and all subsidiary and associated companies from time to time of the Company which shall include, for the avoidance of doubt, Imperial Tobacco Germany Management GmbH;

1.3           “associated companies” means a company which falls to be treated as such for the purposes of Statement of Standard Accounting Practice No. 1 of the Institute of Chartered Accountants in England and Wales;

1.4           “subsidiary” has the meaning ascribed thereto in Section 736 of the Companies Act 1985 as amended;

1.5           “Reemtsma” means Reemtsma Holding GmbH & Co. KG, Reemtsma Cigarettenfabriken GmbH and their subsidiaries;

1.6           References to Clauses are to clauses so numbered in this Agreement.

2.             Term and Appointment

2.1           The Company shall engage the Executive and the Executive shall serve the Company as hereinafter provided (“the Appointment”). The Appointment shall commence on 1 June 2003, and shall continue subject as hereinafter provided in this Agreement unless and until terminated by either party giving to the other not less than 12 months’ prior notice in writing. For the avoidance of doubt, the Appointment shall automatically terminate when the Executive reaches the age of 60 years.

2.2           Where notice is served to terminate the Appointment whether by the Company or the Executive the Company shall be entitled in its absolute discretion to terminate the Appointment forthwith by paying to the Executive salary in lieu of notice and if the Executive accepts such payment it shall be deemed to be in full and final satisfaction of the Executive’s claims under this Agreement. For the avoidance of doubt, no additional compensation will be payable in respect of the termination of any other position held within the Group, e.g. as a member of the Vorstand or member of the Supervisory Board at Reemtsma.

3.             Duties

3.1           During the Appointment the Executive shall devote the whole of his time and attention to the duties assigned to him and shall well and faithfully serve the Company and use his best endeavours to promote the interests of the Company and the Group Companies and shall obey all reasonable and lawful directions given to him by or under the authority of the Board and subject thereto the Executive shall perform the duties of Corporate Affairs Director.

3.2           The Executive may be required in pursuance of his duties hereunder:

(a)           to perform services not only for the Company but also for any of the Group Companies and without further remuneration (except as otherwise agreed) to accept such offices in any of the Group Companies as the Company may from time to time reasonably require and if the Executive shall cease to be a director of the Company for any reason then he may at the will of the Company continue as an employee;

(b)           to work at such places within the United Kingdom as the Company may require, the Company reimbursing the Executive in respect of all reasonable relocation expenses; and

(c)           to travel to such places whether in or outside the United Kingdom by such means and on such occasions as the Company may from time to time require.

3.3           Notwithstanding the foregoing or any other provision of this Agreement the Company shall not be under any obligation to vest in or assign to the Executive any powers or duties and may at any time require the Executive to perform:

(a)           all his normal duties;

(b)           a part only of his normal duties and no other duties;

(c)           such duties as it may reasonably require and no others; or

(d)           no duties whatsoever;

3.4           After notice to terminate the Employment has been given by the Executive or the Company, the Board may for all or part of the duration of the notice period in its absolute discretion require the Executive:

(a)           to perform only such duties as it may allocate to the Executive;

(b)           not to perform any of the Duties;

(c)           not to have any contact (other than social contact) with clients of the Company, or any Group Company;

(d)           not to have any contact (other than social contact) with such employees or suppliers of the Company, or any Group Company as the Board shall determine;

(e)           to disclose to the Board any attempted contact (other than social contact) with him made by any client, employee or supplier with whom the Executive has been required to have no contact pursuant to this sub-clause;

(f)            to take any accrued holiday entitlement;

(g)           not to enter any premises of the Company or any Group Company provided always that throughout the period of any such action and subject to the other provisions of this Agreement the Executive’s salary and contractual benefits shall not cease to accrue or be paid.

3.5           The Executive acknowledges that such action taken on the part of the Company under Clause 3.3 or 3.4 shall not constitute a breach of this Agreement of any kind whatsoever nor shall the Executive have any claim against the Company in respect of any such action.

3.6           During any period of garden leave (as provided for under Clause 3.3 or 3.4) the Executive shall owe a duty of the utmost good faith to the Company, must not work for any other person or on his own account and shall remain readily contactable and available to work for the Company, or any Group Company.  Should the Executive work for any other person or on his own account or fail to be available for work at any time having been requested by the Company to do so, the Executive’s right to salary and contractual benefits in respect of such period of non-availability shall be forfeit notwithstanding any other provision of this Agreement.

3.7           The Executive shall comply, where relevant, with every rule of law, every requirement of the London Stock Exchange Plc and every regulation of the Company from time to time in force relating to dealings in shares, debentures or other securities of any Group Company and, in relation to overseas dealings, the Executive shall also comply with all laws of the state and all regulations of the stock exchange, market or dealing system in which such dealings take place.

3.8           The Executive shall not (and shall procure so far as he is able that his spouse and children shall not) deal or become or cease to be interested (within the meaning of Part I, Schedule 13, Companies Act 1985) in any securities of the Company without complying with any Company rules or guidelines from time to time relating to securities transactions by directors.

4.             Holiday Entitlement

During the Appointment the Executive shall be entitled to twenty five working days’ holiday (in addition to eight public holidays and four Company holidays) in each calendar year January to December at full salary to be taken at such time or times as may be approved by the Board.  Holidays not taken can be carried over to a subsequent year provided that this is agreed by the Board.  Upon the termination of the Appointment by either the Executive or the Company either the Executive shall be entitled to receive payment in lieu of accrued holidays in respect of the then current calendar year not taken at that date (provided that such termination is not pursuant to Clause 12) or the Company shall be entitled to make a deduction from the Executive’s remuneration in respect of holidays taken in excess of the accrued entitlement.  The accrued holiday entitlement at the date of termination shall be calculated on the basis of 2 1/12 days holiday for each completed calendar month of service in the then current calendar year and the amount of the payment in lieu or deduction shall be calculated on the basis of 1/260 of the Executive’s annual salary for each day’s holiday not taken or taken in excess of the accrued entitlement.

5.             Disclosure of interests

5.1           Except for those appointments already held by the Executive and notified to the Board at the date of this Agreement or as a representative of the Company or with the previous approval of the Board the Executive shall not during the Appointment whether directly or indirectly and whether paid or unpaid be engaged or concerned in the conduct of any other actual or prospective business or professions or be or become an employee, agent, partner, consultant or director of any other company or firm or assist, subject to Clause 5.2, or have any financial interest in any other such business or profession.

5.2           The Executive shall be permitted to hold shares or securities of a company any of whose shares or securities are quoted or dealt in on any recognised investment exchange provided that any such holding shall not exceed five per cent, of the issued share capital of the company concerned and is held by way of bona fide investment only (“Investment”).

5.3           The Executive shall disclose to the Board any matters relating to his spouse, their children, or their parents which, if they applied to the Executive, would contravene Clause 5.1, to the extent that the Executive has actual knowledge of such matters.

6.             Remuneration and Benefits

6.1           During the Appointment, as remuneration for his services hereunder, the Executive shall be paid a fixed salary at the rate of £250,000 (Two Hundred and Fifty Thousand Pounds) per annum with effect from 1 June 2003, and thereafter at such other rate as may be agreed annually.  Such salary shall be inclusive of any fees or remuneration which he would otherwise be entitled to receive from the Company or any Associated Company and shall be payable by bank credit transfer in equal monthly instalments in arrears on the 16th day of each calendar month, or if the 16th is not a working day, then on the last working day before the 16th of the month.

6.2           To the extent to which the Board exercises its discretion regarding the provision of any annual bonus scheme, the Executive shall be entitled to participate in the Company’s annual bonus scheme in accordance with the rules of the scheme and any performance conditions thereunder as those rules or conditions may be altered or amended from time to time.  The provision of an annual bonus scheme is at the absolute discretion of the Board (who may, subject however to the express terms of such bonus scheme, suspend or discontinue such bonus scheme at any time in the interests of the Company whether generally or in relation to the Executive).

6.3           To the extent to which the Board exercises its discretion regarding the provision of a long term incentive plan, the Executive shall be entitled to participate in the Company’s long term incentive plan in accordance with the rules of the plan and any performance conditions thereunder as those rules or conditions may be altered or amended from time to time.  The provision of the long term incentive plan is at the absolute discretion of the Board (who may, subject however to the express terms of such plan, suspend or discontinue such a plan at any time in the interests of the Company whether generally or in relation to the Executive).

6.4           To the extent to which the Board exercises its discretion regarding the provision of a share matching scheme, the Executive shall be entitled to participate in the Company’s share matching scheme in accordance with the rules of the scheme as those rules may be altered or amended from time to time.  The provision of the share matching scheme is at the absolute discretion of the Board (who may, subject however to the express terms of such scheme, suspend or discontinue such a scheme at any time in the interests of the Company whether generally or in relation to the Executive).

6.5           Subject to the rules of the terms of the scheme as they may be altered or amended, the Executive shall be entitled to participate in any private medical insurance cover taken out by the Company for the benefit of its directors and/or senior employees.

6.6           During his period of employment, the Executive shall be entitled to participate in the Imperial Tobacco Pension Fund (“the Fund”) an Inland Revenue exempt approved occupational pension scheme, in accordance with its trust deed and rules as they may be altered or amended from time to time.

7.             Expenses

The Executive shall be entitled to be repaid all reasonable travelling, hotel and other expenses properly authorised by the Board and incurred in or about the performance of his duties hereunder, which expenses shall be evidenced in such manner as the Company may reasonably require from time to time.

8.             Company Car

8.1           To assist in the performance of his duties hereunder the Company shall during the Appointment provide the Executive with a car of a cost and type to be determined from time to time by the Board and subject to any terms and conditions which the Company may from time to time impose on the Executive in relation thereto.  Subject thereto the Company shall bear the cost of insuring, testing, taxing, repairing and maintaining the same and shall reimburse to the Executive all reasonable running expenses of such car.  The Executive shall:

(a)           take good care of the car and ensure that the provisions and conditions of any policy of insurance relating thereto are observed;

(b)           not permit such car to be taken out of the United Kingdom without the written consent of the Company; and

(c)           return the car and its keys and all documents relating to it to the Company’s Registered Office (or to such other location as the Board may reasonably direct) immediately upon the termination of the Appointment howsoever arising.

8.2           The Executive may at his own election opt out of the above scheme, and in its place use his own car, and claim a car allowance, the amount of which is set by the Board from time to time.

9.             Confidential Information

9.1           The Executive shall not use or divulge or communicate to any person other than with proper authority any of the trade secrets or other confidential information of or relating to the Company or any of the Group Companies (including but not limited to details of customers, potential customers, consultants, suppliers, potential suppliers, designs, product details, future product details, prices, discounting arrangements, specific product applications, existing trade arrangements, terms of business and those in the course of negotiation, operating systems, pricing and fee structures, financial information, inventions, research and development activities) which he may have created, developed, received or obtained while in the service of the Company or any of the Group Companies (whether before or after the commencement of the Appointment). This restriction shall continue to apply after the termination of the Appointment howsoever arising without limit in point of time including ideas information or knowledge which may come into the public domain for so long as the Executive is in a position to use such information more readily than others who have not worked for the Company.

9.2           The Executive shall not during the Appointment make otherwise than for the benefit of the Company any records (whether recorded on paper, computer memory or discs or otherwise) relating to any matter within the scope of the business of the Company or any of the Group Companies or concerning any of its or their dealings or affairs nor either during the Appointment or thereafter use or permit to be used any such records otherwise than for the benefit of the Company it being agreed by the parties that all such records (and copies thereof) in the possession or control of the Executive shall be the property of the Company and shall be handed over by the Executive to the Company from time to time and on demand and in any event upon the termination of the Appointment.

9.3           The Executive shall not during the Appointment speak in public or write any article for publication on any matter connected with or relating to the business of the Company or any of the Group Companies without first obtaining the approval of the Board.

10.          Inventions and Creative Works

10.1         The Executive acknowledges that because of the nature of his duties and the particular responsibilities arising as a result of such duties which he owes to the Company and the Group Companies he has a special obligation to further the interests of the Company and the

Group Companies. In particular the duties of the Executive shall include reviewing the products and services of the Company and Group Companies with a view to improving them by new and/or original ideas and inventions and implementing such improvements.

10.2         The Executive shall promptly disclose to the Company any idea, invention or work which is relevant to or capable of use in the business of the Company or any of the Group Companies made by the Executive in the course of his employment whether or not in the course of his duties. The Executive acknowledges that the intellectual property rights subsisting or which may in the future subsist in any such ideas, inventions or works created by him in the course of his employment will, on creation, vest in and be the exclusive property of the Company and where the same do not automatically vest as aforesaid, the Executive shall assign the same to the Company (upon the request and at the cost of the Company). The Executive hereby irrevocably waives any rights which he may have in any such ideas, inventions or works which are or have been conferred upon him by Chapter IV of Part I of the Copyright Designs and Patents Act 1988 headed “Moral Rights”.

10.3         The Executive hereby irrevocably appoints the Company to be his attorney in his name and on his behalf to execute and do any such instrument or thing and generally to use his name for the purpose of giving to the Company or its nominee the full benefit of the provisions of this Clause 10 and acknowledges in favour of any third party that a certificate in writing signed by any Director or Secretary of the Company that any instrument or act falls within the authority hereby conferred shall be conclusive evidence that such is the case.

11.          Restrictions after Termination

11.1         The Executive shall not for the following periods after the termination of the Appointment howsoever arising (but excluding repudiatory breach of this Agreement by the Company) (“Termination”) save with the prior written consent of the Board which shall not be unreasonably refused directly or indirectly, either alone or jointly with or on behalf of any person, firm, company or entity and whether on his own account or as principal, partner, shareholder, director, employee, consultant or in any other capacity whatsoever:-

(a)        For 6 months following Termination, in the Relevant Territory and in competition with the Company or any of the Relevant Group Companies engage, assist or be interested in any undertaking which provides services or manufactures products similar to those provided or manufactured by the Company or any of the Relevant Group Companies (which shall include the manufacture, sale or distribution of cigarettes, cigars, cigarette papers and tubes, or other tobacco products) in the 12 months prior to Termination and with which the Executive was concerned in the said period of 12 months;

(b)           For 6 months following Termination, in the Relevant Territory solicit or interfere with or endeavour to entice away from the Company or any of the Relevant Group Companies any person, firm, company or entity who was a customer of the Company or any of the Relevant Group Companies in the 12 months prior to Termination and with whom the Executive was concerned or had personal contact in the said period of 12 months;

(c)           For 6 months following Termination, in the Relevant Territory be concerned with the supply of services/products to any person, firm, company or entity which was a client/customer of the Company or any of the Relevant Group Companies in the 12 months prior to Termination where such services/products are identical or similar to or in competition with those services/products supplied by the Company or any of the Relevant Group Companies (which shall include the manufacture, sale or distribution of cigarettes, cigars, cigarette papers and tubes, or other tobacco products) in the said 12 month period, with which supply the Executive was concerned in the said period of 12 months;

(d)           For 6 months following Termination, in the Relevant Territory solicit or interfere with or endeavour to entice away from the Company or any of the Relevant Group Companies any person, firm, company or entity who was a supplier of services/goods to the Company or any of the Relevant Group Companies which are necessary or required for the manufacture, sale or distribution of cigarettes, cigars or other tobacco products in the 12 months prior to Termination and with whom the Executive was concerned or had personal contact in the said period of 12 months.

(e)           For 6 months following Termination, in the Relevant Territory and in competition with the Company or any Relevant Group Companies be concerned with the receipt of services/goods from any person, firm, company or entity which was a supplier of services/goods to the Company or any of the Relevant Group Companies in the 12 months prior to Termination where such services/goods are identical or similar to or in competition with those services/goods supplied to the Company or any of the Relevant Group Companies (which shall include the manufacture, sale or distribution of cigarettes, cigars, cigarette papers and tubes, or other tobacco products) in the said period of 12 months and with which supply the Executive was concerned in the said period of 12 months;

(f)            For 6 months following Termination, offer to employ or engage or solicit the employment or engagement of any person who immediately prior to the date of termination was a senior employee or consultant of the Company or any of the Relevant Group Companies (whether or not such person would commit any breach of his contract of employment or engagement by reason of leaving the service of such company); or

(g)           At any time following Termination represent himself as being in any way connected with or interested in the business of the Company or any of the Relevant Group Companies.

11.2         Each of the obligations contained in this Clause 11.1 constitutes an entire, separate and independent restriction on the Executive, despite the fact that they may be contained in the same phrase and if any part is found to be unenforceable the remainder will remain valid and enforceable.

11.3         While the restrictions in Clause 11.1 are considered by the parties to be fair and reasonable in the circumstances, it is agreed that if any such restrictions should be adjudged to be void or ineffective for any reason but would be treated as valid and effective if part of the wording thereof were deleted or the periods thereof reduced or the area thereof reduced in scope, the said restrictions shall apply with such modifications as will be necessary to make them valid and effective.

11.4         The Executive agrees that he will at the request and cost of the Company enter into a direct agreement with any of the Group Companies under which he will accept restrictions corresponding to the restrictions contained in Clause 11.1 (or such as will be appropriate in the circumstances) in relation to such Group Company.

11.5         The provisions of this Clause will not prevent the Executive from holding an Investment.

11.6         For the purposes of this Clause:-

(a)           a “Relevant Group Company” shall mean any of the Group Companies for which the Executive has performed services or in which he has held office during the 12 months immediately preceding Termination; and

(b)           “the Relevant Territory” shall mean England, Scotland, Wales, Northern Ireland, the Channel Islands, the Isle of Man, Eire, the Federal Republic of Germany and any other country where the Group Companies have manufacturing operations or significant sales (accounting for more than 1% of total turnover of Group Companies) in the 12 months prior to Termination which shall comprise the area constituting the market of the Company or any of the Relevant Group Companies for products and services with which the Executive shall have been concerned in the period of 12 months prior to Termination (which shall include the manufacture, sale or distribution of cigarettes, cigars, cigarette papers and tubes, or other tobacco products).

The Company reserves the right to make such additions to/deletions from the list of countries constituting the Relevant Territory as are reasonable in order to define the area constituting the relevant market at the date of Termination and such list will be discussed by the parties and issued to the Executive as soon as is reasonably practicable following the date of Termination.

12.           Termination by Events of Default

The Appointment shall be subject to summary termination at any time by the Company by notice in writing if the Executive shall have committed any serious breach or (after warning in writing) any repeated or continued material breach of his obligations hereunder or in the reasonable opinion of the Board shall have failed to perform his duties to a satisfactory standard or shall have been guilty of any act of dishonesty or serious misconduct or any conduct which in the reasonable opinion of the Board tends to bring himself, the Company or any of the Group Companies into disrepute or shall be declared bankrupt or shall compound with his creditors or shall become prohibited by law from being a director. Any delay by the Company in exercising such right to terminate shall not constitute a waiver thereof.

13.           Incapacity

If the Executive shall be incapacitated during the Appointment by ill-health or accident from performing his duties hereunder for a period of twelve months or more the Company may by written notice to the Executive forthwith (or as from a future date specified in the notice) discontinue payment in whole or part of the Executive’s remuneration under Clause 6 hereof until such incapacity shall cease or (whether or not his remuneration shall have been discontinued as aforesaid) terminate the Appointment. Subject as aforesaid (and provided the Executive complies with the Company’s rules on notification and evidence of absence due to illness or injury) the said remuneration shall continue to be payable to the Executive under Clause 6 notwithstanding such incapacity but the Company shall be entitled to set off or deduct therefrom the amount of any Statutory Sick Pay or other benefit to which the Executive is entitled under Social Security legislation for the time being in force.

14.           Obligations upon Termination

Upon the termination of the Appointment howsoever arising the Executive shall:

14.1         At any time or from time to time thereafter upon the request of the Company, resign without claim for compensation from all offices held in the Company or any of the Group Companies, which for the avoidance of doubt will also include any position as a member of the Vorstand or member of the Supervisory Board at Reemtsma, and from membership of any organisation acquired by reason of or in connection with the Appointment and should he fail to do so the Company is hereby irrevocably appointed to be the Executive’s Attorney in his name and on his behalf to execute any document and to do any things necessary or requisite to give effect to this sub-clause;

14.2         Deliver to the Board all documents (including, but not limited to, correspondence, lists of clients or customers, notes, memoranda, plans, drawings and other documents of whatsoever nature and all copies thereof) made or compiled or acquired by the Executive during the Appointment and or as an employee of any of the Group Companies prior to the commencement of the Appointment concerning the business, finances or affairs of the Company or any of the Group Companies or their customers.

15.           Reconstruction and Amalgamation

If at any time the Executive’s employment is terminated in connection with any reconstruction or amalgamation of the Company or any of the Group Companies whether by winding up or otherwise and the Executive receives an offer on terms which (considered in their entirety) are not less favourable to any material extent than the terms of this Agreement from a company involved in or resulting from such reconstruction or amalgamation the Executive shall have no claim whatsoever against the Company or any such company arising out of or connected with such termination and such reconstruction or amalgamation shall not be treated as involving a change of control.

16.           Notices

Any notice to be given hereunder shall be in writing. Notices may be given by either party by personal delivery or post or by fax addressed to the other party at (in the case of the Company) its registered office for the time being and (in the case of the Executive) his last known address and any such notice given by letter or fax shall be deemed to have been served at the time at which the letter was delivered personally or transmitted or if sent by post would be delivered in the ordinary course of post.

17.           Previous Contracts

This Agreement is in substitution for any previous contract of service between the Company or any of the Group Companies and the Executive which shall be deemed to have been terminated by mutual consent as from the commencement of the Appointment.  No purported variation of this Agreement shall be effective unless it is in writing and signed by or on behalf of each of the parties.

18.           Third Parties

Unless expressly provided in this Agreement, no term of this Agreement is enforceable pursuant to the Contracts (Rights of Third Parties) Act 1999 by any third party.

19.           Data Protection

The Executive consents to the holding and processing by the Company or any other Group Company of personal data (including, where appropriate, sensitive personal data) relating to the Executive for the purposes of personnel or pensions administration, employee management or compliance with any laws or regulations applicable to the Company, any Group Company or its or their business.

20.           Proper Law

This Agreement shall be governed and construed in all respects in accordance with English law.

21.           Construction

21.1         The headings in this Agreement are inserted for convenience only and shall not affect its construction.

21.2         Any reference to a statutory provision shall be construed as a reference to any statutory modification or re-enactment thereof (whether before or after the date hereof) for the time being in force.

22.           Statutory Information and the Schedule

The Schedule hereto (in addition to this Agreement) constitutes a written statement as at the date hereof of the terms of employment of the Executive in compliance with the provisions of the Employment Rights Act 1996; it does not form part of the contract of employment and may be varied by the Company by notice in writing to the Executive of any changes applicable to his employment.

Executed and Delivered by the said	)
Frank Rogerson	)
in the presence of:	)

Executed and Delivered by the said	)
Imperial Tobacco Group PLC	)
by the signatures of a Director	)
and the Secretary:	)

Director

Secretary

The Schedule

1.             The Executive has been continuously in the employment of the Company (including reckonable service with any of the Group Companies) since 3 October 1977.

2.             Rate of Remuneration and the intervals at which it is paid are contained in Clause 6.

3.             There are no specific terms and conditions relating to hours of work except as provided in Clause 3.1

4.             The terms and conditions relating to holidays are contained in Clause 4 and those relating to sickness are contained in Clause 13.

5.             Particulars as to the length of notice to terminate are contained in Clause 2.

6.             Particulars as to the work for which the Executive is employed are contained in Clause 3.

7.             Subject to Clause 3.2 the Executive’s principal place of work at the date of this Schedule is the Company’s offices at 244 Upton Road, Southville, Bristol BS99 7UJ.

8.             There are no disciplinary rules applicable to the Executive except as provided in this Agreement and if the Executive is dissatisfied with any disciplinary decision he should apply orally or in writing to the Chairman of the Board.

9.             Any application for the purpose of seeking redress of any grievance relating to the Executive’s employment should be made either orally or in writing to the Chairman of the Company and if still unresolved after ten days to the non-executive directors of the Board.

10.           A contracting-out certificate is in force in respect of the Executive’s employment.

11.           Details of the Executive’s work outside the UK are contained in Clause 3.2.

12.           There are no collective agreements which are applicable to the Appointment.

IMPERIAL TOBACCO GROUP PLC PO Box 244, Southville, Bristol BS99 7UJ Tel: +44 (0)117 963 6636 Fax: +44 (0)117 9667859

By Email
As from
150, Brompton Road
London, SW3 IHX
December 3, 2003

Mr D W Thursfield
Ford Motor Company
World Headquarters. 12th Floor
One American Road
Dearborn
Michigan 48126-2798
United States of America

Dear David

I am delighted that you have now joined our Board and look forward to your contributions to the development of Imperial Tobacco. Although some of the issues are challenging and the debates varied our discussions are always conducted in a friendly atmosphere and we try to enjoy ourselves when possible. I hope that you will find that you get satisfaction and pleasure from this new role.

Meantime, if I can help on any matters that may concern you or where you feel you are not being adequately provided with any information you need, please feel free to get in touch.

Despite the wonders of electronic communication you have probably found that there is a seemingly endless need for signatures on bits of paper for Companies House, the Stock Exchange, etc. To add to this burden, I wondered whether you would sign and return to me the attached letter of appointment, a draft of which we sent to you earlier for review.

Yours sincerely

/s/ Derek C Bonham

Derek C Bonham
Chairman

www.imperial.-tobacco.com

Registered in England and Wales No: 3236483 Registered Office: PO Box 244, Upton Road, Bristol BS99 7UJ

PRIVATE AND CONFIDENTIAL

ADDRESSEE ONLY

Mr D W Thursfield

Ford Motor Company

One American Road

Dearborn. MI US

48126-2798

United States of America

Dear David

Imperial Tobacco Group PLC (the “Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your appointment as a non-executive director of the Company with effect from today.  This letter details the main terms attached to this office.

1.             Duties

You will be required to attend Board meetings of the Company.  The Board meets five times each year and normally the meetings are held here in Bristol. The next Annual General Meeting will be held on 3 February 2004.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meetings, you will be required to serve on the Company’s Nominations Committee. The Company reserves the right to invite you to serve on one of its other Board Committees, particularly the Remuneration and Audit Committees.  The Remuneration Committee meets at least twice a year and the Audit Committee at least three times a year. You have been informed of the roles of these Committees.  You should attend, wherever possible, all meetings of the Committees on which you serve.

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies.  In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority’s Model Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the Company from time to time.

2.                                      Appointment

Following this confirmation of appointment, your position will be reviewed annually prior to the AGM.  All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association.

Your appointment is terminable at the will of the parties.

If you are not re-elected to your position as a director of the Company by the shareholders at any time and for any reason then this appointment shall terminate automatically and with immediate effect. On termination of the appointment you shall only be entitled to such fees as may have accrued to the date of the termination together with reimbursement in the normal way of any expenses properly incurred prior to that date.

3.                                      Remuneration

The fee is at present £40,000 per annum, payable monthly in arrears, subject to UK statutory deductions, of which £10,000 per annum, less UK statutory deductions, will be applied on your behalf to the purchase of the Company’s shares on the London Stock Exchange to be held by a nominee for the duration of your appointment.

4.                                      Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties.  Such expenses would include reasonable legal fees if circumstances should arise in which it was necessary for you to seek separate legal advice about the performance of your duties.  In such a situation, you are required to discuss the issue either with me or with one of your non-executive colleagues in advance.

5.                                      Confidentiality

By accepting your office you hereby undertake not to disclose any confidential information belonging to the Company and its subsidiary undertakings (including, but not limited to, details of suppliers, customers, margins, know-how, marketing and other relevant business information) save in pursuance of your duties or in accordance with any statutory obligation or court or other order.

6.                                      Outside Interest

In accordance with the principles set out in the Combined Code you must inform the Board of any interests which you have, or acquire, which might reasonably be thought to jeopardise your independence from the Company.

During your appointment you must not take up any office or employment with, or have any interest in, any firm or company which is in direct or indirect competition with the Company.

Insurance

During your appointment you will be covered by the Company’s directors’ and officers’ liability insurance on the terms in place from time to time.  The Company does not guarantee to maintain this insurance cover, but you will continue to be covered by the policy so long as it remains in place for the rest of the Board.

Independence

The Combined Code requires that, for good corporate governance, the majority of non-executive directors are independent of management and free from any business or other relationship which could materially interfere with the exercise of their independent judgement.  Non-executive directors considered by the Board to be independent in this sense are to be identified in the Company’s annual report.

The Board consider you to be independent and you will therefore be identified in this capacity in the annual report.

Induction and Training

Please contact the Company Secretary to arrange a day on which you can attend an induction course.  If you feel at any point that you require training to fulfil the duties of your office please let me know and the Company Secretary will try to arrange for suitable training to be provided.

Data Protection

By signing this agreement you consent to the Company holding and processing information about you which you or any referees may provide or which it may acquire during the course of this agreement, providing such use is in accordance with the Data Protection Act 1998.  In particular you consent to the Company holding and processing:

(a)           personal data relating to you, for administrative and management purposes; and

(b)           “sensitive personal data” relating to you (as defined in the Data Protection Act 1998).

You also consent to the transfer of all or any part of the information the Company holds relating to you to locations outside the European Economic Area to its customers or any group company for normal business reasons.

Third Party Rights

The Contracts (Rights of Third Parties) Act 1999 shall not apply to this agreement.  No person other than the parties to this agreement shall have any rights under it and it will not be enforceable by any person other than the parties to it.

Please would you sign and return the enclosed copy of this letter to confirm your agreement to the above terms.

The Company looks forward to commencing work with you shortly.

Yours sincerely

/s/ Derek C Bonham

D C Bonham
Chairman

for and on behalf of Imperial Tobacco Group PLC

I, David Thursfield, agree to the above terms of appointment as a non-executive director of Imperial Tobacco Group PLC.

Name

2003